                                                                   EXHIBIT 10.25



                        UROLOGY AMBULATORY SURGERY CENTER
                           SUBORDINATION, NON-COMPETE
                                LIMITED GUARANTY
                                       AND
                            INDEMNIFICATION AGREEMENT

                            BY AND BETWEEN AND AMONG

                             RICHARD H. KISBER, M.D.

                                  ("PHYSICIAN")

                                       AND

                    UROLOGY AMBULATORY SURGERY CENTER, L.L.C.
                                    ("UASC")

                                       AND

                        UROLOGY CENTER OF THE SOUTH, P.C.
                                     ("UCS")

                                       AND

                            BRIERBROOK PARTNERS, LLC
                                  ("LANDLORD")







                                      DATED

                             26TH DAY OF JUNE, 2001





                        [WYATT TARRANT & COMBS LLP LOGO]

                                TABLE OF CONTENTS

ARTICLE 1.     PURPOSE.................................................................2
   Section 1.1   Purpose of Agreement..................................................2
ARTICLE 2.     DEFINITIONS.............................................................3
   Section 2.1   Definitions...........................................................3
ARTICLE 3.     SUBORDINATION AND PRIORITY..............................................6
   Section 3.1   Subordination of Claims and Obligations...............................6
   Section 3.2   Priorities Regarding Lease Collateral.................................6
   Section 3.3   Assignment of Collateral..............................................6
ARTICLE 4.     PAYMENTS................................................................7
   Section 4.1   Physician as Trustee..................................................7
   Section 4.2   Permissible Payments of Subordinated Claims...........................7
   Section 4.3   Prepayments to Physician..............................................7
   Section 4.4   Insurance Proceeds....................................................8
ARTICLE 5.     DEFAULT.................................................................8
   Section 5.1   Default Notice and Payment Blockage...................................8
   Section 5.2   Acceleration and Enforcement of Subordinated Claims...................8
ARTICLE 6.     BANKRUPTCY..............................................................8
   Section 6.1   Priority of Lease Claims and Obligations..............................8
   Section 6.2   No Adjudicated or Imputed Value.......................................9
   Section 6.3   Discharge of Physician................................................9
   Section 6.4   Forbearance by Physician..............................................9
   Section 6.5   Filing of Claims and Proofs of Claims................................10
   Section 6.6   Rights of Physician..................................................10
   Section 6.7   Subrogation..........................................................10
ARTICLE 7.     IMPAIRMENT OF SUBORDINATION............................................11
   Section 7.1   Subordination not Prejudiced, Affected or Impaired...................11
   Section 7.2   Actions by Landlord..................................................11
   Section 7.3   Delay or Failure to Exercise Rights..................................12
   Section 7.4   Reinstatement of Lease Claims and Obligations........................12
ARTICLE 8.     REPRESENTATIONS, WARRANTIES AND COVENANTS..............................12
   Section 8.1   UASC, UCS and Physician..............................................12
   Section 8.2   UASC's Authority.....................................................12
   Section 8.3   UCS's Authority......................................................13
   Section 8.4   Physician's Authority................................................13
   Section 8.5   Restrictions as to Security for Subordinated Claims..................13

   Section 8.6   Restrictions Relating to the Lease and Lease Collateral..............13
   Section 8.7   Amendment of Organizational Documents and Management Agreement.......13
ARTICLE 9.     LEASE DEFAULT AND ACCELERATION.........................................14
   Section 9.1   Right to Cure........................................................14
   Section 9.2   Acceleration Notice..................................................14
   Section 9.3   Ownership of Subordinated Obligations................................14
ARTICLE 10.     SPECIAL USE RESTRICTIONS AND INDEMNIFICATION..........................14
   Section 10.1  Agreement to Observe.................................................14
   Section 10.2  Indemnification......................................................15
ARTICLE 11.     LIMITED GUARANTY......................................................15
   Section 11.1  Guaranty of Member...................................................15
   Section 11.2  Limitation on Guaranty...............................................16
ARTICLE 12.     NON-COMPETE PROVISIONS................................................18
   Section 12.1  Non-Compete Agreement................................................18
ARTICLE 13.     MISCELLANEOUS.........................................................18
   Section 13.1  Specific Enforcement.................................................18
   Section 13.2  Powers and Authorities Irrevocable; No Duty..........................18
   Section 13.3  Enforceability.......................................................18
   Section 13.4  Complete Agreement; Inconsistency; Modification; Waiver..............18
   Section 13.5  Headings.............................................................19
   Section 13.6  Governing Law; Consent to Jurisdiction...............................19
   Section 13.7  Waiver of Right to Trial by Jury.....................................19
   Section 13.8  Continuing and Irrevocable Agreement; Acceptance.....................19
   Section 13.9  Counterparts.........................................................19
   Section 13.10 Notices..............................................................19

    Exhibit A     ASC Lease
    Exhibit B     Corporate Suite Lease
    Exhibit C     Clinic Lease
    Exhibit D     Physician's Percentage Ownership

                        UROLOGY CENTER OF THE SOUTH, P.C.
                                    PHYSICIAN
                           SUBORDINATION, NON-COMPETE
                                LIMITED GUARANTY
                                       AND
                            INDEMNIFICATION AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into as of this 26TH DAY OF JUNE, 2001 by, between and among BRIERBROOK PARTNERS, LLC, a Tennessee limited liability company, ("Landlord"), UROLOGY CENTER OF THE SOUTH, P.C., a Tennessee professional corporation, ("UCS"), UROLOGY AMBULATORY SURGERY CENTER, L.L.C., a Tennessee limited liability company ("UASC") and RICHARD H. KISBER, M.D. (the "Physician" or "Subordinated Creditor"), a resident of the State of Tennessee.

                                    RECITALS

         A. Landlord has agreed to enter into a certain Lease Agreement with UASC (the "ASC Lease"), attached hereto as EXHIBIT A, pursuant to which the Landlord has agreed to lease to UASC the real property and improvements as set forth and described in the ASC Lease (the "ASC Suite").

         B. The obligations of UASC to Landlord are secured by liens on and security interests in the collateral described in ARTICLE 16 of the ASC Lease (the "ASC Lease Collateral").

         C. Landlord has agreed to enter into a certain Lease Agreement with UCS (the "Corporate Suite Lease"), attached hereto as EXHIBIT B, pursuant to which the Landlord has agreed to lease to UCS the real property and improvements as set forth and described in the Lease (the "Corporate Suite").

         D. The obligations of UCS to Landlord are secured by liens on and security interests in the collateral described in ARTICLE 16 of the Corporate Suite Lease (the "Corporate Suite Lease Collateral").

         E. Landlord has agreed to enter into a certain Lease Agreement with UCS (the "Clinic Lease"), attached hereto as EXHIBIT C, pursuant to which the Landlord has agreed to lease to UCS the real property and improvements as set forth and described in the Lease (the "Clinic Suite").

         F. The obligations of UCS to Landlord are secured by liens on and security interests in the collateral described in ARTICLE 16 of the Clinic Lease (the "Clinic Lease Collateral"). Collectively, the ASC Lease, the Corporate Suite Lease, and the Clinic Lease are referred to herein as the "Leases".

         G. To induce Landlord to enter into the ASC Lease, Ambulatory Operations, Inc. ("AOI"), a Tennessee corporation, as a member of UASC executed a Subordination Agreement (the "AOI Subordination Agreement") pursuant to which AOI subordinated its rights to income and other distributions from UASC to the obligations of UASC for payment and performance of UASC's obligations under the ASC Lease.

         H. To induce Landlord to enter into the ASC Lease, Methodist Healthcare, a Tennessee not for profit corporation ("Methodist"), as owner of AOI, executed a Limited Guaranty (the "Methodist Limited Guaranty") pursuant to which Methodist agrees to transfer funds to AOI, in accordance with its ownership percentage of UASC, to pay lease payments, subject to certain other limitations as set forth in the Methodist Limited Guaranty.

         I. To induce Landlord to enter into the ASC Lease, LeBonheur Ambulatory Services, Inc., ("LeBonheur") a Tennessee corporation and an affiliate of Methodist, who is the manager of UASC, has executed a Subordination Agreement (the "LeBonheur Subordination Agreement") pursuant to which

LeBonheur subordinated its rights to its Management Fee and certain other income and distributions from UASC to the obligations of UASC for payment and performance of UASC's obligations under the ASC Lease .

                  J. To induce Landlord to enter into the ASC Lease, UCS, as a member of UASC executed a Subordination, Limited Guaranty and Indemnification Agreement pursuant to which UCS subordinated its rights to income and other distributions from UASC to the obligations of UASC for payment and performance of UASC's obligations under the ASC Lease (the "UCS Subordination Agreement"). In addition, UCS guaranteed to the Landlord the payment and performance of UASC's obligations under the ASC Lease pursuant to the limited guaranty contained in the UCS Subordination Agreement.

                  K. To induce Landlord to enter into the Leases, each of the Physicians who are members of UCS have executed a Subordination, Non-Compete, Limited Guaranty and Indemnification Agreement (the "Physician Agreements").

                  L. The Physician is a member holding ownership interests in the income and profits and certain rights to distributions from UCS.

                  M. The Physician is or will be practicing urology services for UASC and is or may be entitled to payment of fees and other distributions or payments from UASC.

                  N. To induce Landlord to enter into the Leases, UCS, UASC, and the Physician have executed this Agreement.

                  O. The Landlord, UASC, UCS, and the Physician desire to confirm as among themselves the rights and priorities with respect to certain matters arising in connection with the Leases, the Subordinated Obligations and Subordinated Claims (as defined herein), which are of mutual importance to them, without otherwise affecting their respective rights under the other agreements, instruments, and other writings executed and delivered in connection therewith, all as more fully set forth herein.

                  P. Further, to induce Landlord to enter into the Leases, the Physician has agreed to enter into the Non-Compete, Indemnification, and Guaranty obligations as set forth herein.

                  Now Therefore, in consideration of the premises and in consideration of the execution and delivery of the Leases, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UCS, UASC and the Physician, for themselves and for each other present and future holder of any Subordinated Obligation or Subordinated Claim, intending to be legally bound, hereby agree for the direct and legally enforceable benefit of Landlord, each other Landlord and each other present and future holder of any Lease Obligation or Lease Claim as follows:

                               ARTICLE 1. PURPOSE

SECTION 1.1       PURPOSE OF AGREEMENT.

                  IT IS THE PURPOSE OF THIS AGREEMENT TO PROVIDE THAT PAYMENTS OR DISTRIBUTIONS THAT MAY OTHERWISE BE DUE TO THE PHYSICIAN FROM UASC OR UCS WILL BE SUBORDINATE AND JUNIOR TO THE RIGHT OF THE LANDLORD TO PAYMENT UNDER THE LEASES. PROVIDED, HOWEVER, THAT THIS AGREEMENT SHALL NOT PRECLUDE PAYMENTS IN THE ORDINARY COURSE OF BUSINESS (EXCLUSIVE OF PREPAYMENTS) FROM EITHER UASC OR UCS TO PHYSICIAN IF:

                  1.1.1 ALL LEASE OBLIGATIONS (AS HEREIN DEFINED), INCLUDING, BUT NOT LIMITED TO ALL PAYMENTS OF RENT, THAT ARE CURRENTLY DUE AND PAYABLE HAVE BEEN PAID OR PERFORMED BY UASC OR UCS RESPECTIVELY;

                  1.1.2 THE LANDLORD HAS NOT DELIVERED A DEFAULT NOTICE (AS DEFINED IN SECTION 5.1) TO THE PHYSICIAN; AND,

                  1.1.3 AT THE TIME OF SUCH PAYMENT, THERE IS NO BANKRUPTCY, INSOLVENCY, OR LIQUIDATION PROCEEDING PENDING AGAINST UCS, UASC OR ANY PARTY TO THE COLLATERAL AGREEMENTS; AND,

                  1.1.4 SUCH PAYMENT SHALL NOT RENDER UASC OR UCS INSOLVENT OR UNABLE TO MEET THEIR RESPECTIVE LEASE OBLIGATIONS OR PAY THEIR RESPECTIVE LEASE CLAIMS IN CASH AS THEY BECOME DUE.

                             ARTICLE 2. DEFINITIONS

SECTION 2.1       DEFINITIONS.

                  As used herein, the following terms (whether in singular or plural usage) shall have the following meanings:

                  2.1.1    ASC LEASE is defined in the Preamble.

                  2.1.2    BANKRUPTCY CODE means Title 11 of the United States
         Code.

                  2.1.3 BANKRUPTCY, INSOLVENCY OR LIQUIDATION PROCEEDING means (a) any case commenced by or against UCS, UASC or any of the Physicians under any chapter of the Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the foregoing parties, any receivership or assignment for the benefit of creditors relating to the foregoing parties or any similar case or proceeding relative to the foregoing parties or the creditors of any of them, as such, in each case whether or not voluntary, (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the foregoing parties, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, or (c) any other proceeding of any type or nature in which Claims against the foregoing parties are determined, proven or paid.

                  2.1.4 CLAIM is used as defined in the Bankruptcy Code, whether or not, in the context in which it appears, a case under the Bankruptcy Code is pending and shall also mean a claim by the Landlord or any holder of a Lease Claim or Lease Obligation to performance of any term, condition, covenant or agreement to be performed by UCS or UASC under the Leases or UCS or any of the Physicians under any of the Collateral Agreements (as herein defined).

                  2.1.5    CLINIC LEASE is defined in the Preamble.

                  2.1.6 COLLATERAL AGREEMENTS mean collectively this Agreement, the UCS Subordination Agreement and the Physician(s) Agreements.

                  2.1.7    CORPORATE SUITE LEASE is defined in the Preamble.

                  2.1.8 DEFAULT means (a) the failure to pay when due any payment on any Lease Claim, or, (b) the failure of the UASC and UCS, as Tenants, respectively, to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by UASC and UCS, respectively, under the Leases; (c) the failure of UCS to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by UCS under the UCS Subordination Agreement, (d) the failure of any Physician to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by the Physician under the Physician Agreements: or (e) any event that does or, with the giving of any notice or the lapse of any period of time (or both), would constitute a Default or an Event of Default under (and as defined in) the Leases or under this Agreement.

                  2.1.9 DISCHARGE OF THE LEASE OBLIGATIONS means that UASC and UCS, as Tenants, respectively under the Leases have promptly and faithfully performed, kept, observed discharged and paid in full all of the Lease Obligations to be performed or discharged by them respectively.

                  2.1.10 HOLDER includes, in respect of any Obligation or Claim, each person or entity which owns, is entitled to enforce, is entitled to the benefit of or otherwise holds or owns such Obligation or Claim and includes all persons and entities at any time receiving any transfer of any interest in any Obligation or Claim or otherwise succeeding to any interest in any Obligation or Claim.

                  2.1.11 INCLUDING is used illustratively, and not exhaustively or by way of limitation, and means "including but not limited to."

                  2.1.12 LANDLORD is defined in the preamble to this Agreement and includes any holder of a Lease Obligation or Lease Claim, including, but not limited any assignee of the Leases.

                  2.1.13   LEASES are defined in the preamble to this Agreement.

                  2.1.14 LEASE COLLATERAL is defined in the preamble to this Agreement.

                  2.1.15 LEASE CLAIMS means the sum of: (a) all present and future Claims against UASC, UCS or any of the Physicians on account or in respect to the Lease Obligations and other extensions of credit or indebtedness at any time incurred under the Leases or the Collateral Agreements, including any guaranty thereof, (b) all present and future Claims at any time arising or secured, or purported to be secured, under any instrument, conveyance or agreement delivered by such parties, respectively, governing, securing or relating in any respect to the Leases or the Collateral Agreements, (c) all present and future Claims in any manner based thereon, arising therefrom or related thereto, in each case whether now outstanding or at any time hereafter arising, and specifically includes (without limitation) all Claims for fees, taxes, expense reimbursements, indemnities and other amounts payable by any of the foregoing parties, respectively under the Leases or the Collateral Agreements or any other such instrument, conveyance or agreement and all Post-Petition Claims in any Bankruptcy, Insolvency or Liquidation Proceeding; and, (d) all other indebtedness at any time incurred by or committed to any of the foregoing parties to the Landlord.

                  2.1.16 LEASE OBLIGATIONS means (a) the obligations of UASC, as Tenant under the ASC Lease to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by UASC under the ASC Lease including without limitation, the payment by UASC, in full in cash of all of the amounts now or hereafter owed under the ASC Lease, including without limitation the Rent (as defined in the Lease), all other sums becoming due there under, any damage or loss which Landlord may suffer by reason of the breach by UASC of any covenant, agreement, or condition contained in the ASC Lease (whether such amounts accrue before and after any petition under any chapter of the Bankruptcy Code or any other law affecting creditor's rights), Landlord fees, reasonable costs of collection, and attorneys fees incurred in connection therewith, and reasonable amounts expended to preserve, protect or maintain or re-Lease any or all of the Premises and all reimbursement obligations in respect thereof and advances made and other credit extended by the Landlord; (b) the obligations of UCS to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by UCS under the Corporate Suite Lease and the Clinic Lease, and including without limitation, the payment by UCS in full in cash of all of the amounts now or hereafter owed under the Corporate Suite Lease and the Clinic Lease, including without limitation the Rent (as defined in the Lease), all other sums becoming due there under, any damage or loss which Landlord may suffer by reason of the breach by UCS of any covenant, agreement, or condition contained in the Corporate Suite Lease and the Clinic Lease (whether such amounts accrue before and after any petition under any chapter of the Bankruptcy Code or any other law affecting creditor's rights), Landlord fees, reasonable costs of collection, and attorneys fees incurred in connection therewith, and reasonable amounts expended to preserve, protect or maintain or re-Lease the Premises and all reimbursement obligations in respect thereof and advances made and other credit extended by the Landlord; and (c) the obligations of UCS and the Physicians, each, to promptly and faithfully perform, keep, observe and discharge all of the terms, covenants, conditions, agreements and provisions to be performed, kept, observed and discharged by each such party under the respective Collateral Agreements to be performed by such parties and including without limitation, the payment by such parties, as applicable, in full in cash of all of the amounts now or hereafter owed under the Collateral Agreements, including without limitation all sums becoming due there under, any damage or loss which Landlord may suffer by reason of the breach by any party of any covenant, agreement, or condition contained in the Leases or the Collateral Agreements (whether such amounts accrue before and after any petition under any chapter of the Bankruptcy Code or any other law affecting creditor's rights), Landlord fees, reasonable costs of collection, and attorneys fees incurred in connection therewith, and reasonable amounts expended to preserve, protect or maintain or re-Lease the Premises and all reimbursement obligations in respect thereof and advances made and other credit extended by the Landlord

                  2.1.17 METHODIST RELEASE DATE means the date three (3) years from the Completion Date under the ASC Lease, provided that on or prior to such date, an event of default has not occurred under the ASC Lease requiring a payment by Methodist under the Methodist Limited Guaranty prior to such date.

                  2.1.18 PHYSICIAN is defined in the preamble to this Agreement and includes any successor or assign of the Physician and any holder of a Subordinated Obligation or Subordinated Claim by and through the Physician.

                  2.1.19 PHYSICIANS mean the shareholders of UCS who are holders of a Subordinated Obligation or Subordinated Claim and include any successor or assign of the Physicians and any holder of a Subordinated Obligation or Subordinated Claim by and through the Physicians.

                  2.1.20 POST-PETITION CLAIMS means any Claim with respect to Leases or the Collateral Agreements accrued or computed for or as to any period of time at any time after the commencement of any Bankruptcy, Insolvency or Liquidation Proceeding set forth in or applicable under such Agreements or agreement evidencing or governing such Agreements or for fees, expense reimbursements, indemnification or other similar obligations accrued or determined for or as to any such period of time in accordance with the provisions of such Agreements, whether or not such Claim is allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding and even if such Claim is not allowed or enforced therein.

                  2.1.21 SUBORDINATED CLAIMS means all present and future Claims of the Physician against UASC or UCS, their successors and assigns on account or in respect of the Subordinated Obligations.

                  2.1.22 SUBORDINATED OBLIGATIONS means all present and future obligations of UASC or UCS, their successors and assigns, to pay, reimburse, distribute or otherwise deliver to Physician any fees, salary, income, capital or expenses or funds of UASC or UCS of any nature whatsoever, including, but not limited to present or future obligations arising under, on account of, or in respect to: (a) Physician's ownership interest in UCS (b) any employee, consulting, fee or other agreement of any nature providing for payment to the Physician for professional or other services rendered by the Physician to UASC or UCS; (c) any and all other extensions of credit or indebtedness at any time incurred or arising between Physician, UASC and UCS or their successors and assigns;, (d) any other agreement between UASC and UCS and the Physician, and (e) any and all obligations owed by UASC and UCS to Physician in any manner whatsoever, whether arising from any of the above or related thereto or otherwise, in each case whether now outstanding or at any time hereafter arising and whether based on contract or quasi-contract or founded in tort or arising by law or otherwise, and specifically includes (without limitation) all obligations UASC and UCS or any successor or assigns to the Physician his successors and assigns for fees, taxes, expense reimbursements, indemnities and other amounts, obligations or liabilities of any nature whatsoever.

                  2.1.23 SUBSIDIARY means, with respect to any person or entity at any time, any corporation, limited liability company, partnership, association or other entity of which equity securities or other ownership interests representing more than 50% of the equity or profit interests or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by, or that is otherwise controlled by, the parent or one or more subsidiaries of the parent or by the parent and one or more of its subsidiaries.

                  2.1.24   SUBSIDIARY means any subsidiary of UCS or UASC.

                     ARTICLE 3. SUBORDINATION AND PRIORITY

SECTION 3.1       SUBORDINATION OF CLAIMS AND OBLIGATIONS.

                  UASC, UCS and the Physician hereby covenant and agree that the Subordinated Obligations and Subordinated Claims are and shall be postponed, subordinated and junior in right of payment and performance to the prior payment in full in cash and the performance of all Lease Obligations and Lease Claims, on the terms and conditions herein set forth.

SECTION 3.2       PRIORITIES REGARDING LEASE COLLATERAL.

                  Notwithstanding anything to the contrary contained in or arising from the Leases or the Collateral Agreements, or any other note, agreement, lease, employee agreement, management agreement, instrument, or document now or hereafter executed and delivered by the Landlord, UASC, UCS, the Physician, or any party to the Collateral Agreements, or any instrument or document executed and delivered in connection therewith, or otherwise including any extensions, renewals or forbearances thereof, any prior perfection of a security interest, mortgage, deed of trust, lien, or the provisions of the Uniform Commercial Code, or other law of any jurisdiction which is applicable, or the existence of any present or future filing of financing statements under the Uniform Commercial Code, or other law of any jurisdiction which is applicable, or other filings or recordings under any other law of any jurisdiction which is applicable or in which such filing or recording has been made, the priorities of the liens and security interests of the Landlord in the Lease Collateral (including proceeds of casualty and title insurance) securing the Lease Obligations and Lease Claims, shall be senior and prior to any liens and security interest of the Physician at any time obtained on such collateral, and the liens and security interests of Physician at any time obtained in such Lease Collateral shall be junior liens and security interests subject to the liens and security interests of the Landlord.

SECTION 3.3       ASSIGNMENT OF COLLATERAL.

                  Upon payment or other satisfaction in full of all obligations secured by any collateral now or hereafter in the possession of any party hereto, the then holder thereof will assign and deliver to the other parties hereto holding a security interest in such collateral, as directed in writing by such other parties, without representation, warranty, or recourse of any kind, all such collateral then in the possession of such holder, and in so doing, such holder shall thereupon be discharged from further responsibility with respect thereto. So long as any obligations secured by any collateral remain unpaid to the holder of such collateral, including, without limitation, a holder to which any such obligations shall have been assigned, such holder may, subject to the provisions of this Agreement, at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect thereto, without the necessity of obtaining any approval of any of the other parties hereto; nor shall such holder of any collateral have any liability for any action taken or failure to act with respect to any of such collateral held by it beyond the exercise of reasonable care to assure the safe custody thereof.

                              ARTICLE 4. PAYMENTS

SECTION 4.1       PHYSICIAN AS TRUSTEE.

                  If Physician shall receive any payment or distribution out of any of the assets of UASC or UCS, whether or not arising out of or as a result of any event described in SECTION 4.2 or any action or right of remedy exercised pursuant to SECTION 5.2.2 of this Agreement, and such payment or distribution or the retention thereof by the Physician is not in accordance with the provisions of this Agreement, then Physician shall hold such payment or distribution in trust as trustee of an express trust, for the benefit of the Landlord, shall not commingle such payment or distribution with its other assets, and shall promptly take all action necessary to cause such payment or distribution to be allocated or paid in accordance with this Agreement.

SECTION 4.2       PERMISSIBLE PAYMENTS OF SUBORDINATED CLAIMS.

                  For as long as the Leases are in effect and thereafter until all Lease Obligations and Lease Claims have been paid in full in cash and/or otherwise performed and discharged, UASC and UCS will not make or permit to be made, and the Physician will not demand, accept, receive or retain, any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Obligation or Subordinated Claim, except that:

                  4.2.1 Any payments of regularly scheduled installments or any other payments required under the Subordinated Obligations, may be paid if (and only if) at the time of such payment no Rent is due and payable to Landlord and all Lease Obligations and Lease Claims then currently due and owing have been paid in full in cash by UASC and UCS, as Tenants respectively, or if such Lease Obligations and Lease Claims do not require the payment of cash, such Obligations and Claims have been discharged by UASC and UCS, as Tenants respectively, as applicable, and no Default Notice (as herein defined) has been received by UASC and UCS or the Physician. Any payments made to Physician that do not meet the requirements of the first sentence of this paragraph shall be held by Physician in trust for the benefit of Landlord and promptly forwarded to Landlord for application to the Lease Obligations and Lease Claims.

                  4.2.2 No such payment may be made at any time when any Bankruptcy, Insolvency, or Liquidation Proceeding against UCS, UASC or any party to the Collateral Agreements is pending. No such payment shall be made that renders UASC or UCS insolvent or unable to meet its Lease Obligations or pay the Lease Claims in cash as they become due.

SECTION 4.3       PREPAYMENTS TO PHYSICIAN.

                  Physician will give Landlord written notice of (a) any prepayment of a regularly scheduled payment; or, (b) receipt of any payment or distribution of any kind or character, whether in cash, property, securities or otherwise made by UASC or UCS, respectively, in violation of SECTION 4.2, on the Subordinated Obligations or Subordinated Claims or otherwise to Physician, on the Subordinated Obligations or Subordinated Claims or otherwise to Physician, and, within twenty (20) Business Days after such notice is given, Landlord will notify Physician as to whether such prepayment will be held by Physician in trust for the benefit of Landlord and promptly forwarded to Landlord for application to the Lease Obligations and Lease

Claims. If Landlord fails to notify Physician that such prepayment is to be held in trust by the Physician and forwarded to the Landlord as set for in the preceding sentence, within such twenty (20) Business Day period, then such prepayment shall be deemed to be a permitted payment, and shall be retained by Physician for its own account.

SECTION 4.4       INSURANCE PROCEEDS.

                  With respect to the collection of any proceeds of any policy of insurance covering any collateral, or any part thereof, the proceeds of which are assigned to Landlord and/or Physician as additional collateral to secure the obligations of UASC and UCS, as Tenants respectively, under the Lease Obligations or the Subordinated Obligations, the Landlord and Physician shall join in any instructions to the insurance companies involved so that the proceeds of such insurance shall be payable in full to Landlord and then, to the extent of any excess, to Physician or any of the parties to the Collateral Agreements as their interest may appear.

                               ARTICLE 5. DEFAULT

SECTION 5.1       DEFAULT NOTICE AND PAYMENT BLOCKAGE.

                  Upon the occurrence and continuance of any Event of Default (under and as defined in the Leases, or the Collateral Agreements or this Agreement), and upon a declaration of an Event of Default by the Landlord with written notice specifying the nature thereof (the "Default Notice") to the Physician, then unless and until said Event of Default shall be cured or waived to the sole satisfaction of the Landlord, with written notice of such waiver or cure to be given to the Physician, (a) Landlord shall be entitled to thereafter receive payment and performance in full of all Lease Obligations and Lease Claims before Physician shall be entitled to receive any payment upon the Subordinated Obligations or otherwise, and (b) after all Lease Obligations have been paid in full and performed and discharged in full, Physician shall be entitled to receive full payment on the Subordinated Obligations.

SECTION 5.2       ACCELERATION AND ENFORCEMENT OF SUBORDINATED CLAIMS.

                  Until all Lease Obligations and Lease Claims have been discharged, performed and paid in full in cash, the Physician will not (a) demand, accelerate, bring suit to collect or otherwise exercise or enforce any right or remedy in respect of any Subordinated Claim or commence or prosecute any action or proceeding thereon, (b) commence any Bankruptcy, Insolvency or Liquidation Proceeding or join with any creditor in commencing any Bankruptcy, Insolvency or Liquidation Proceeding, or appear in any Bankruptcy, Insolvency or Liquidation Proceeding commenced by any other creditor in support of the commencement or continuation thereof, or (c) otherwise exercise or enforce any right or remedy in respect of any Subordinated Claim, including any right or remedy that otherwise might be available to it in any Bankruptcy, Insolvency or Liquidation Proceeding, unless:

                  5.2.1 The Landlord has received written notice thereof, stating the action to be taken and the grounds therefor, and at least 180 days have elapsed since the date such written notice was received by the Landlord.

                  5.2.2    Notwithstanding the foregoing, nothing in this
         SECTION 5.2.2 shall limit the rights of the Physician to prove and establish its Subordinated Claims in any such Bankruptcy, Insolvency, or Liquidation Proceeding.

                             ARTICLE 6. BANKRUPTCY

SECTION 6.1       PRIORITY OF LEASE CLAIMS AND OBLIGATIONS.

                  In the event of any Bankruptcy, Insolvency or Liquidation Proceeding and any receivership, liquidation, readjustment, merger, consolidation, amalgamation, reorganization, arrangement, or other similar proceedings in connection therewith, relative to UASC and UCS, or any of the parties to the Collateral Agreements, respectively, or to their property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of UASC and UCS, or any of the parties to the Collateral Agreements, respectively, whether or not involving insolvency or bankruptcy:

                  6.1.1 All Lease Claims (including all Post-Petition Claims) shall be discharged, performed and paid in full in cash before the Physician shall be entitled to receive any payment, performance or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Claim in such Bankruptcy, Insolvency or Liquidation Proceeding.

                  6.1.2 The holders of Lease Claims after discharge of the Lease Claims shall be entitled to receive each payment and distribution of any kind or character, whether in cash, property, securities or otherwise (including any such payment or distribution which may become payable or deliverable by reason of any other Claim being subordinated to any Subordinated Claim), that may become payable or deliverable on account or in respect of any Subordinated Claim, for application to the payment of Lease Claims of such holders (including all Post-Petition Claims), until all holders of Lease Claims have received performance and payment in full in cash of all Lease Claims (including all Post-Petition Claims). All such payments and distributions shall be delivered by the debtor, trustee, receiver, disbursing agent, or other person making such payment or distribution in such Bankruptcy, Insolvency, or Liquidation Proceeding directly to the Landlord for the benefit of such holders of Lease Claims.

SECTION 6.2       NO ADJUDICATED OR IMPUTED VALUE.

                  Except as otherwise agreed in writing by the Landlord, no payment or distribution consisting of any property or securities other than cash shall be deemed applied to the payment of Lease Claims at any adjudicated or imputed value.

SECTION 6.3       DISCHARGE OF PHYSICIAN.

                  No discharge of the liability of the debtor in such Bankruptcy, Insolvency or Liquidation Proceeding shall, as against the Physician, constitute performance and/or payment of the Lease Claims or shall in any respect affect or impair the right of the holders of Lease Claims to receive each performance, payment or distribution on account or in respect of Subordinated Claims and to apply such payment or distribution to pay the Lease Claims (including all Post-Petition Claims accrued or incurred through the date on which cash proceeds have been received by the holders of Lease Claims in an amount sufficient to pay all Lease Claims in full), until cash proceeds have been received and applied to the payment of and performance of Lease Claims in an amount sufficient to perform, discharge and pay, in full and in cash, all Lease Claims (including all Post-Petition Claims accrued or incurred through the date on which cash proceeds in such amount are received).

SECTION 6.4       FORBEARANCE BY PHYSICIAN.

                  The Physician shall not, in such Bankruptcy, Insolvency or Liquidation Proceeding, (a) assert, or request relief predicated on the assertion that, or join with any creditor or the debtor or any trustee or representative in asserting or requesting relief predicated on the assertion that, any of the Lease Obligations and Claims is not enforceable, should be equitably subordinated, is subject to avoidance on any ground or is not secured by lawfully granted, continuously perfected and nonavoidable security interests in the Lease Collateral, (b) oppose or otherwise contest, or join with any creditor or the debtor or any trustee or representative in opposing or otherwise contesting any request by Landlord for relief from any automatic stay or from any other form of order or restraint for the purpose of permitting such Landlord to foreclose upon or otherwise enforce any or all of its security interests and liens upon any Lease Collateral or (c) seek, or join with any creditor or the debtor or any trustee or representative in seeking, substantive consolidation of the estate of the debtor with the assets, liabilities or estate of its parent company or any of its subsidiaries or any other person or entity.

SECTION 6.5       FILING OF CLAIMS AND PROOFS OF CLAIMS.

                  The Physician shall file, in appropriate form, all claims, and proofs of claim in respect of such Subordinated Claims whenever the filing of claims is required or permitted by law upon any of the Subordinated Claims. If the Physician does not file any such claim or proof of claim promptly upon the request of Landlord, then the Landlord, and its agents, is hereby irrevocably authorized and empowered (but shall not be obligated), as attorney-in-fact for the Physician with full power of substitution, either to file such claim or proof thereof in the name of the Physician or, at the option of Landlord, to assign such claim to the Landlord, for the benefit of the holders of Lease Claims as their interest may appear in accordance with the provisions of this Agreement, or to their nominee, and cause such claim or proof thereof to be filed. Landlord will provide Physician with copies of any documents filed naming and claiming through the Physician.

SECTION 6.6       RIGHTS OF PHYSICIAN.

                  Except as set forth herein, Physician shall retain the right to vote and otherwise act in any such proceeding, including, without limitation, the right to file claims in its own behalf and to vote to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition, or extension.

SECTION 6.7       SUBROGATION.

                  In any Bankruptcy, Insolvency or Liquidation Proceeding or any other action or proceeding, subject to the prior performance and payment in full and in cash of any and all Lease Obligations and Lease Claims (including all Post-Petition Claims), the Physician shall have and may enforce any and all rights of subrogation accorded by law in respect of any payment or distribution on account of any Subordinated Claim that is applied to the payment of any Lease Claim pursuant to the provisions of this Agreement. For such purposes:

                  6.7.1 No right of subrogation shall be available to or may be enforced by the Physician, unless and until all Lease Claims (including all Post-Petition Claims) have been performed and discharged in full and paid in full in cash.

                  6.7.2 No holder of any Lease Obligations or Lease Claim makes any representation or warranty, or shall otherwise have any responsibility, as to whether any such right of subrogation is accorded or available to the Physician or is enforceable by the Physician in any particular circumstance.

                  6.7.3 No holder of any Lease Obligation or Lease Claim shall have any duty to the Physician to ensure, perfect, protect, enforce or maintain any right of subrogation that might otherwise be accorded or available to or enforceable by the Physician. The subordination provided herein and the rights of the holders of Lease Claims hereunder shall remain fully enforceable on the terms set forth herein, regardless of any act, omission or circumstance (whether or not attributable to any holder of any Lease Claim and whether or not wrongful) which does or might in any manner or in any respect destroy, limit, reduce, affect or impair any right of subrogation otherwise accorded or available to or enforceable by the Physician. Each holder of any Lease Obligations or Lease Claim shall remain utterly free to take or fail to take any and all actions in respect of any Lease Obligation or Lease Claim or any person or entity liable therefor or any collateral security therefor (including each and all of the acts, omissions and matters described in SECTION 7.2), without exonerating the Physician, even if any right of subrogation is destroyed, limited, reduced, affected or impaired thereby.

                  6.7.4 The subordination provided herein and the rights of the holders of Lease Obligations and Lease Claims hereunder shall be fully enforceable as to all Lease Obligations and Lease Claims which are not allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding (including Post-Petition Claims), even if and even though no right of subrogation is available in respect of such Lease Obligations and Lease Claims.

                  6.7.5 For purposes of enforcing any right of subrogation on the terms set forth in this SECTION 6.7, no payment or distribution on account of any Subordinated Claim applied to the performance, discharge or payment of a Lease Obligation or Lease Claim shall, as between the UASC and UCS, respectively and the Physician and to the extent of the payment or distribution so applied, discharge the liability of UASC and UCS, as Tenants respectively for the payment of such Lease Obligation and Lease Claim and, to this end, UASC and UCS, as Tenants respectively shall remain obligated to pay such Lease Obligation and Lease Claim in full despite any such application.

                     ARTICLE 7. IMPAIRMENT OF SUBORDINATION

SECTION 7.1       SUBORDINATION NOT PREJUDICED, AFFECTED OR IMPAIRED.

                  No right of any present or future holder of any Lease Obligation and Lease Claim to enforce subordination as provided in this Agreement shall at any time in any way be prejudiced, affected or impaired by any act or failure to act on the part of UASC, UCS or any party to the Collateral Agreements or by any act or failure to act on the part of the Landlord or any holder of Lease Obligations and Lease Claims or by any breach or default by UASC and UCS, in the performance or observance of any promise, covenant or obligation enforceable by the Landlord or the Physician, regardless of any knowledge thereof that any holder of Lease Claims may have or otherwise be charged with.

SECTION 7.2       ACTIONS BY LANDLORD.

                  Without in any way limiting the generality of the foregoing, the Landlord and each holder of any Lease Obligations or Lease Claim may at any time and from time to time, without the consent of or notice to the Physician, without incurring any responsibility or liability to the Physician and without in any manner prejudicing, affecting or impairing the subordination provided herein or the obligations of the Physician under this Agreement:

                  7.2.1 Make loans and advances to UASC and UCS, respectively or otherwise extend credit to UASC and UCS, respectively, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing; and,

                  7.2.2 Change the manner, place or terms of payment or extend the time of payment of; or, renew or alter, compromise, accelerate, extend, any Lease Obligations and Lease Claim or any agreement, guaranty, lien or obligation of UASC and UCS or any other person or entity in any manner related thereto, or otherwise amend, supplement or change in any manner any Lease Obligations or Lease Claim or any such agreement, guaranty, lien or obligation; and,

                  7.2.3 Increase or reduce the amount of any Lease Obligation or Lease Claim or any amounts payable in respect thereof; and,

                  7.2.4 Release or discharge any Lease Obligation or Lease Claim or any guaranty thereof or any agreement or obligation of UASC and UCS or any other person or entity with respect thereto; and,

                  7.2.5 Take or fail to take any collateral security for any Lease Obligation or Lease Claim or take or fail to take any action which may be necessary or appropriate to ensure that any security interest or lien upon any property securing any Lease Obligation or Lease Claim is duly enforceable or perfected or entitled to priority as against any other lien or to ensure that any proceeds of any property subject to any security interest or lien are applied to the payment of any Lease Obligation or Lease Claim; and,

                  7.2.6 Release, discharge or permit the lapse of any or all security interests or liens upon any property at any time securing any Lease Obligation or Lease Claim; and,

                  7.2.7 Exercise or enforce, in any manner, order or sequence, or fail to exercise or enforce, any right or remedy against UASC and UCS or any collateral security or any other person, entity or property in respect of any Lease Obligation or Lease Claim or any security interest or lien securing any Lease Obligation or Lease Claim or any right under this Agreement, and apply any payment or proceeds of collateral in any order of application; and,

                  7.2.8 Sell, exchange, release, foreclose upon, or otherwise deal with any property that may at any time be subject to any security interest or lien securing any Lease Obligation or Lease Claim.

SECTION 7.3       DELAY OR FAILURE TO EXERCISE RIGHTS.

                  No exercise, delay in exercising or failure to exercise any right arising under this Agreement, no act or omission of any holder of Lease Obligation or Lease Claim in respect of UASC and UCS or any other person or entity or any collateral security for any Lease Obligation or Lease Claim or any right arising under this Agreement or the Collateral Agreements, no change, impairment, or suspension of any right or remedy of any holder of any Lease Obligation or Lease Claim, and no other act, failure to act, circumstance, occurrence or event which, but for this provision, would or could act as a release or exoneration of the obligations of the Physician hereunder shall in any way affect, decrease, diminish or impair any of the obligations of the Physician under this Agreement or give the Physician or any other person or entity any recourse or defense against any holder of a Lease Obligation or Lease Claim in respect of any right arising under this Agreement.

SECTION 7.4       REINSTATEMENT OF LEASE CLAIMS AND OBLIGATIONS.

                  If any payment or other transfer at any time applied to the payment or satisfaction of any Lease Obligation or Lease Claim is thereafter rescinded, recovered, set aside, avoided or required to be returned, then such Lease Obligation or Lease Claim and all rights of the holder of such Lease Obligation or Lease Claim to enforce subordination as set forth herein shall be automatically and unconditionally reinstated, as fully as if such payment or transfer had never been made.

              ARTICLE 8. REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 8.1       UASC, UCS AND PHYSICIAN.

                  During the term of this Agreement and until the full and complete performance, discharge and payment in full, in cash of all Lease Obligations and Lease Claims, UASC, UCS and Physician hereby represent, warrant, covenant and agree as set forth in this ARTICLE 8.

SECTION 8.2       UASC'S AUTHORITY.

                  UASC hereby represents and warrants to each present and future holder of any Lease Obligation or Lease Claim that (a) the Recitals are true and correct as of the date hereof, (b) it has duly executed and delivered this Agreement, in compliance with all laws and regulations applicable to it and all agreements binding upon it, with full power and authority to bind itself and its successor and assigns, (c) this Agreement is binding upon and legally enforceable against it and its successor and assigns, and (d) its execution and delivery of this Agreement, and the performance of its obligations hereunder and the obligations hereunder, does not violate or conflict with, or constitute a default under, any law, regulation, agreement or other contractual obligation binding upon or enforceable against such party.

SECTION 8.3       UCS'S AUTHORITY.

                  UCS hereby represents and warrants to each present and future holder of any Lease Obligation or Lease Claim that (a) the Recitals are true and correct as of the date hereof, (b) it has duly executed and delivered this Agreement, in compliance with all laws and regulations applicable to it and all agreements binding upon it, with full power and authority to bind itself and its successor and assigns, (d) this Agreement is binding upon and legally enforceable against it and its successor and assigns, and (e) its execution and delivery of this Agreement, and the performance of its obligations hereunder and the obligations hereunder, does not violate or conflict with, or constitute a default under, any law, regulation, agreement or other contractual obligation binding upon or enforceable against such party.

SECTION 8.4       PHYSICIAN'S AUTHORITY.

                  The Physician hereby represents and warrants to each present and future holder of any Lease Obligation or Lease Claim that (a) the Recitals are true and correct as of the date hereof, (b) he is an owner of UCS and will as a professional and owner derive substantial economic and other benefits from the Leases; (c) he has duly executed and delivered this Agreement, in compliance with all laws and regulations applicable to him and all agreements binding upon him, with full power and authority to bind himself and all holders of Subordinated Obligations or Subordinated Claims arising under this Agreement;
(d) this Agreement is binding upon and legally enforceable against him and each such holder of Subordinated Obligations or Subordinated Claims, and (e) his execution and delivery of this Agreement, and the performance of his obligations hereunder and the obligations hereunder, does not violate or conflict with, or constitute a default under, any law, regulation, agreement or other contractual obligation binding upon or enforceable against such party.

SECTION 8.5       RESTRICTIONS AS TO SECURITY FOR SUBORDINATED CLAIMS.

                  UASC and UCS, respectively, agree that they will not grant or permit to exist, and the Physician will not demand, accept, take, seize, or retain, any security interest or lien upon any property now owned or hereafter acquired by UASC and UCS as security for any Subordinated Obligation or Subordinated Claim.

SECTION 8.6       RESTRICTIONS RELATING TO THE LEASE AND LEASE COLLATERAL.

                  No holder of any Subordinated Obligation or Subordinated Claim will accept or retain the benefit of any agreement in any respect restricting the right of UASC and UCS, respectively, (a) to incur or repay or secure any Lease Obligation or Lease Claim in any amount, (b) to enter into, amend, supplement, or change the Leases or any other agreement governing or relating to any lease, including, but not limited to any subordination or attornment or estoppel agreements requested by Landlord with respect to any mortgage or deed of trust or loan on the Premises, or (c) to sell, transfer or otherwise dispose of any or all of the capital stock of, or partnership or limited liability company interests in, or other equity interests in, any Subsidiary or to sell, transfer or otherwise dispose of any or all of the property or assets of UASC and UCS, including dispositions by merger or consolidation, except only the sale, transfer or other disposition of all or substantially all of the assets of UASC and UCS and their Subsidiaries, taken as a whole.

SECTION 8.7       AMENDMENT OF ORGANIZATIONAL DOCUMENTS AND MANAGEMENT AGREEMENT

                  The Physician will not enter into or accept any agreement to amend, supplement, terminate or otherwise change the Management Agreement, the By-laws and Charter of UCS or cause UCS to participate in any agreement to amend, supplement, terminate or otherwise change the Operating Agreement of UASC, except upon the prior written consent of the Landlord. Prior to making or agreeing to make any transfer of any Subordinated Claim or any transfer of any interest in any Subordinated Obligation or Subordinated Claim, the then holder thereof will (a) deliver a copy of this Agreement to the transferee, (b) cause the transferee duly to execute and deliver its agreement to be bound by the provisions hereof, by execution of a counterpart of the signature page hereto, stating the interest transferred, and (c) deliver such counterpart, so executed, to the Landlord, accompanied by, if requested by the Landlord, an opinion of reputable counsel stating that the execution and delivery of such counterpart is within the power of such transferee and that such counterpart was duly authorized, executed and delivered by such transferee and is enforceable against such transferee in accordance with its terms, subject to laws generally affecting the enforcement of the rights of creditors and the applicability of general equitable principles.

                   ARTICLE 9. LEASE DEFAULT AND ACCELERATION

SECTION 9.1       RIGHT TO CURE.

                  When Landlord gives Physician, as provided in ARTICLE 5 hereof, a Default Notice, Physician shall have the right, but not the obligation, to undertake to cure such an Event of Default. If Physician determines to undertake to cure such Event of Default, he will so notify Landlord within three (3) Business Days after receipt of Landlord's notice, or he will be deemed to have waived this right. Landlord may exercise any and all remedies available to it consistent with the provisions of this Agreement while Physician is considering whether to cure such Event of Default. If Physician elects to cure such Event of Default, Physician must cure within ten (10) Business Days of the receipt of such notice such Event of Default as it exists on the date of cure and not on the date of the Default Notice delivered to Physician; provided, however, Physician shall have no obligation to then cure any other Event of Default not stated in the Default Notice.

SECTION 9.2       ACCELERATION NOTICE.

                  Upon any acceleration of the Lease Obligations, a written notice of acceleration (the "Acceleration Notice") shall be given by the Landlord to Physician within fifteen (15) Business Days (a Business Day for the purposes of this Agreement being a day that satisfies the definition of Business Day in the applicable Lease) of such acceleration. Under certain circumstances specified in such Lease, the Landlord may be entitled to send out Default Notices and Acceleration Notices simultaneously, and the Physician hereby acknowledges this right.

SECTION 9.3       OWNERSHIP OF SUBORDINATED OBLIGATIONS.

                  Physician warrants and represents that he has not previously assigned any interest in the Subordinated Obligations or Subordinated Claims and that no party other than Physician owns an interest in the Subordinated Obligations or Subordinated Claims.

            ARTICLE 10. SPECIAL USE RESTRICTIONS AND INDEMNIFICATION

SECTION 10.1      AGREEMENT TO OBSERVE.

                  PHYSICIAN AS A PHYSICIAN AND OWNER OF UCS SHALL OBSERVE AND PERFORM AND (CAUSE UASC AND UCS) TO OBSERVE AND PERFORM IN ALL MATERIAL RESPECTS EACH AND EVERY TERM TO BE OBSERVED OR PERFORMED BY UASC AND UCS PURSUANT TO THE TERMS OF THE USE RESTRICTIONS OF THE LEASES INCLUDING, BUT NOT LIMITED TO (a) THE USE RESTRICTIONS SET FORTH THEREIN WITH RESPECT TO SPECIFIC MEDICAL SERVICES WHICH MAY BE PERFORMED BY TENANTS; (b) THOSE MEDICAL SERVICES WHICH SHALL NOT BE PERFORMED ON THE PREMISES, (c) THE REQUIREMENT THAT ALL PERSONS OR ENTITIES RENDERING MEDICAL SERVICES IN THE PREMISES MUST BE QUALIFIED MEDICAL PROVIDERS (AS DEFINED IN THE LEASES) AND (d) THE SPECIFIC PROHIBITIONS OF PROVIDING ANY SERVICE INVOLVING THE ELECTIVE TERMINATION OF A PREGNANCY.

                  PHYSICIAN FURTHER ACKNOWLEDGES AND AGREES THAT THE RESTRICTIONS SET FORTH ABOVE APPLY TO PHYSICIAN AND EACH OF UASC'S AND UCS'S RESPECTIVE MEMBERS,

OFFICERS, SHAREHOLDERS, PARTNERS, EMPLOYEES AND AFFILIATES OR ANY OTHER PERSON OR ENTITY WHICH UASC OR UCS ALLOWS TO PERFORM MEDICAL SERVICES AND PHYSICIAN ASSUMES FULL AND COMPLETE RESPONSIBILITY FOR COMPLIANCE WITH THE FOREGOING RESTRICTIONS UNDER THE LEASES. IN THE EVENT OF ANY VIOLATION OF ANY OF THE FOREGOING RESTRICTIONS, THEN UASC AND UCS NOTWITHSTANDING ANY OTHER PROVISION OF THE LEASES OR THIS AGREEMENT SHALL BE IN IMMEDIATE DEFAULT OF THE APPLICABLE LEASE WHERE SUCH SERVICES ARE PERFORMED AND PHYSICIAN SHALL BE IN DEFAULT OF THIS AGREEMENT. UASC and UCS SHALL (AND PHYSICIAN SHALL CAUSE UASC and UCS) TO IMMEDIATELY CEASE AND DESIST SUCH VIOLATION AND/OR CAUSE ANY PERSON OR ENTITY CAUSING SUCH VIOLATION TO IMMEDIATELY AND PERMANENTLY VACATE THE SUITE.


                  WITHOUT LIMITING ANY OTHER RIGHTS THAT LANDLORD MAY HAVE UNDER THE LEASE, INCLUDING LANDLORD'S RIGHT OF TERMINATION, LANDLORD SHALL BE ENTITLED TO EXERCISE ANY AND ALL REMEDIES, AT LAW OR IN EQUITY, TO ENFORCE THE FOREGOING PROVISIONS OF THIS SECTION AND ANY BREACH OR DEFAULT THEREUNDER INCLUDING, WITHOUT LIMITATION, THE RIGHT TO OBTAIN A TEMPORARY OR PERMANENT INJUNCTION AND/OR SPECIFIC PERFORMANCE BY UASC, UCS AND PHYSICIAN. SPECIFICALLY, UASC, UCS, AND PHYSICIAN ACKNOWLEDGE THAT THE COVENANTS SET FORTH ABOVE WITH RESPECT TO THE LEASE ARE MATERIAL TO LANDLORD ENTERING INTO THE LEASE. UASC, UCS AND PHYSICIAN FURTHER ACKNOWLEDGE AND AGREE THAT THE INTERESTS OF LANDLORD WILL BE IRREPARABLY HARMED AND DAMAGED IN THE EVENT OF A BREACH OF THE COVENANTS SET FORTH ABOVE. ACCORDINGLY, LANDLORD SHALL BE ENTITLED TO INJUNCTIVE RELIEF (TEMPORARY AND PERMANENT) AND/OR SPECIFIC PERFORMANCE, OR OTHER APPROPRIATE EQUITABLE REMEDY, IN CONNECTION WITH ANY BREACH OR THREATENED BREACH OF THE USE RESTRICTIONS SET FORTH IN THIS SECTION OR IN THE LEASE, WITHOUT THE NECESSITY OF POSTING BOND OR OTHER SECURITY.

SECTION 10.2      INDEMNIFICATION.

                  Physician shall, at its sole expense, indemnify, defend and hold Landlord, any holder of a Subordinated Obligation or Subordinated Claim, and their respective successors and assigns, and their respective directors, offices, employees, servants agents, partners, members and shareholders (each, an "Indemnified Party") harmless from and against and reimburse Landlord, any holder of a Subordinated Obligation or Subordinated Claim and their respective successors and assigns with respect to any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees, consultant's fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by any Indemnified Party at any time and from time to time by reason or arising out of any breach or violation of
ARTICLE 10 of this Agreement by UASC, UCS or Physician, their affiliates, successors and assigns.

                          ARTICLE 11. LIMITED GUARANTY

SECTION 11.1      GUARANTY OF MEMBER.

                  Physician, as Guarantor, as additional consideration for the execution of the Leases by Landlord, hereby irrevocably, unconditionally and absolutely becomes guarantor of the prompt and faithful performance by UASC, UCS, respectively of all of the terms, covenants, conditions, agreements and provisions to be kept, observed and performed by UASC and UCS under the respective Leases, including without limitation, the payment by UASC, UCS, respectively, of the Rent (as defined in the Leases) and any and all other sum or sums to become due thereunder, and hereby further agrees as follows:

                  11.1.1 Guarantor agrees that (a) this obligation shall be binding upon Guarantor without any further notice or acceptance hereof;
         (b) immediately upon receipt of notice by Guarantor of the occurrence of a Default (as such term is defined in the Lease or under this Agreement or the Collateral Agreements), Guarantor will pay to Landlord the Rent and will keep, observe and perform all the terms, covenants, conditions, agreements and provisions of the Lease which are to be kept, observed and performed by Tenant under the Leases; (c) no extension, forbearance or leniency extended by Landlord to either UASC or UCS shall discharge Guarantor and Guarantor agrees that it will remain liable hereunder at all times; (d) Landlord and UASC and UCS, respectively, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease, and Guarantor shall not be released thereby, and Guarantor shall then continue as guarantor with respect to the Lease as so modified, extended, amended or otherwise affected, provided Guarantor has consented to any and all such modifications, extensions or amendments;
         (e) neither Guarantor's obligation to make payment in accordance with the provisions of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release of limitation of the liability of UASC, UCS or their respective estates in bankruptcy arising from the operation of any present or future provision of the Federal Bankruptcy Code or any other law of the United States or of any state relating to bankruptcy, insolvency, reorganization, readjustment, receivership or similar proceeding of any nature whatsoever, or the disaffirmance of the Leases in any such proceedings or otherwise; and (f) Guarantor shall continue as guarantor with respect to the Leases upon any assignment and/or subletting by UASC or UCS of any or all of their respective interests, in, to and under the Leases or the Leased Space, whether or not Guarantor has received notice of or consent to any and all such assignments and/or sublettings.

                  11.1.2 Guarantor further agrees to be bound by each and every term, covenant, condition, agreement, and provision of the Leases, with the same force and effect as if it were designated in and had executed the Leases as tenant thereunder. Guarantor hereby acknowledges receipt and acceptance of a copy of the Leases.

                  11.1.3 This as an agreement of both guaranty and suretyship. The liability of Guarantor shall be direct and may be enforced without Landlord's being required to resort to any other right, remedy, or security, or to proceed against any other party. Landlord may proceed against UASC, UCS, Guarantor, or other parties in such order as Landlord may elect without waiving its right to proceed singly, successively, or cumulatively against Guarantor or any other party.

                  11.1.4 Guarantor may, at Landlord's option, be joined in any action or proceeding commenced by Landlord against UASC or UCS, in connection with and based upon any terms, covenants, conditions, agreements or provisions of the Lease. Guarantor waives any demand by Landlord or prior action by Landlord of any nature whatsoever against UASC or UCS, including without limitation, any right which Guarantor might otherwise have, under any statute or rule of law, to require Landlord to take any action against UASC and UCS prior to proceeding against Guarantor hereunder.

                  11.1.5 Guarantor hereby acknowledges that the rights, benefits and privileges hereunder shall inure to the benefit of each and every assignee of Landlord and of Landlord's interest in, to and under the Lease, and that Guarantor shall continue to be bound hereunder upon such assignment without further documentation.

SECTION 11.2      LIMITATION ON GUARANTY.

                  The obligations of the Physician as Guarantor hereunder shall expire and be of no further force and effect upon:

                  11.2.1 The Discharge of the Lease Obligations by UASC and UCS under the Leases and the Discharge of Lease Obligations by all of the parties to the Collateral Agreements; or,

                  11.2.2   Prior to the Methodist Release Date:

                           11.2.2.1 Upon Physician's payment to Landlord or any
                                    holder of the Lease Obligations and Lease
                                    Claims of an amount equal to Physician's
                                    Percentage Ownership Interest (as herein defined) multiplied by Seventy percent (70%) of all Lease Obligations and Lease Claims which are not performed, discharged or paid in full by UASC under the ASC Lease.

                           11.2.2.2 Upon Physician's payment to Landlord or any
                                    holder of the Lease Obligations and Lease
                                    Claims of an amount equal Physician's
                                    Percentage Ownership Interest of all Lease
                                    Obligations and Lease Claims which are not performed, discharged or paid in full by UCS under the Corporate Suite Lease.

                           11.2.2.3 Upon Physician's payment to Landlord or any
                                    holder of the Lease Obligations and Lease
                                    Claims of an amount equal to Physician's
                                    Percentage Ownership Interest of all Lease
                                    Obligations and Lease Claims which are not performed, discharged or paid in full by UCS under the Clinic Suite Lease.

                  11.2.3   From and after the Methodist Release Date:

                           11.2.3.1 Upon Physician's payment to Landlord or any
                                    holder of the Lease Obligations and Lease
                                    Claims of an amount equal Physician's
                                    Percentage Ownership Interest multiplied by
                                    Seventy percent (70%) of all Lease
                                    Obligations and Lease Claims which are not performed, discharged or paid in full by UASC under the ASC Lease.

                           11.2.3.2 Upon Physician's payment to Landlord or any
                                    holder of the Lease Obligations and Lease
                                    Claims of an amount equal to Physician's
                                    Percentage Ownership Interest of all Lease
                                    Obligations and Lease Claims which are not performed, discharged or paid in full by UCS under the Corporate Suite Lease.

                           11.2.3.3 Upon Physician's payment to Landlord or any
                                    holder of the Lease Obligations and Lease
                                    Claims of an amount equal to Physician's
                                    Percentage Ownership Interest of all Lease
                                    Obligations and Lease Claims which are not performed, discharged or paid in full by UCS under the Clinic Suite Lease.

                           11.2.3.4 Provided, however, that the aggregate amount
                                    payable by Physician under this SECTION
                                    11.2.3 shall not exceed in the aggregate
                                    Physician's Percentage Ownership Interest of
                                    $2,000,000.

                  11.2.4 Physician's Percentage Ownership Interests shall mean percentage of the total outstanding shares of UCS owned by the Physician as set forth on EXHIBIT D hereto. Physician acknowledges and agrees that the Physician's Percentage Ownership Interest for the purposes of this Agreement and the guarantee of the Physician set forth herein shall not decrease as a result of the reduction in Physician's ownership percentage of UCS unless other Physicians acquiring such decreased ownership interest execute and deliver a subordination, non-compete and limited Guaranty agreement substantially identical with this Agreement.

                  11.2.5 Provided, however that the limitations on Guarantor's obligations under this ARTICLE 11 shall not be limit or restrict the Physician's obligations under ARTICLE 10.

                       ARTICLE 12. NON-COMPETE PROVISIONS

SECTION 12.1      NON-COMPETE AGREEMENT.

                  As additional consideration for Landlord to enter into the Leases, Physician acknowledges and agrees that for a period of twenty four (24) months from and after the date of termination of the Physician's employment for any reason with UCS, the Physician shall not, directly or indirectly, alone or as a member of a partnership, association or joint venture, or as an officer, director, stockholder, consultant, or employee of any entity, or in any other capacity, engage in the practice of furnishing urology services within five (5) miles of the Project. The provisions of this Section shall not preclude the Physician from serving on the Medical Staff of Baptist East Hospital, St. Francis Hospital or Methodist-Germantown Hospital and perform urology services as a member of the Medical Staff in such hospitals.

                           ARTICLE 13. MISCELLANEOUS

SECTION 13.1      SPECIFIC ENFORCEMENT.

                  UASC, UCS and the Physician acknowledge and agree that an action for money damages is not an adequate remedy for enforcement of this Agreement and, accordingly, agree that each and all of the obligations arising hereunder may, at the option of the Landlord, be enforced by an action for specific performance or other lawful specific or injunctive relief.

SECTION 13.2      POWERS AND AUTHORITIES IRREVOCABLE; NO DUTY.

                  All rights, powers and authorities herein granted to the Landlord are coupled with an interest and are irrevocable until Discharge of the Lease Obligations and Lease Claims and all outstanding Lease Obligations or Lease Claims have been performed, discharged and paid in full in cash. Such rights, powers and authorities may be freely exercised by Landlord, or not exercised by it, in each instance as it may see fit given its own individual interest as a holder of a Lease Obligation or Lease Claim, without any duty of care, duty of loyalty or other duty whatsoever to the Physician.

SECTION 13.3      ENFORCEABILITY.

                  This Agreement (a) shall be binding upon and enforceable against UASC, UCS and their respective successors and assigns and the Physician and each and all of his successors and assigns whether such holder of a Subordinated Obligation or Subordinated Claims holds such Subordinated Claim or Subordinated Obligation as a lien holder, secured party or otherwise, (b) may be jointly or separately enforced in any lawful manner against any one or more or all of the persons and entities bound hereby, without any requirement that other Claims or persons or entities bound hereby be joined (and no single or partial exercise or enforcement of any right hereunder shall preclude any other or further exercise or enforcement thereof), and (c) shall inure to the benefit of and be enforceable by Landlord, its successors and assigns and transferees and each other present and future holder of any Lease Obligation or Lease Claim. Without limiting the foregoing, Landlord shall have the right to assign this Agreement to any Lender of Landlord with respect to the Leases and the Physician hereby agrees to provide such estoppel certificates to such Lender as may be required and necessary with respect to the right of the Lender to the benefits of this Agreement.

SECTION 13.4      COMPLETE AGREEMENT; INCONSISTENCY; MODIFICATION; WAIVER.

                  This Agreement, the Leases, and the Collateral Agreements set forth definitely and exhaustively the complete agreement of the parties with respect to the subject matter hereof. No provision hereof and no right arising hereunder may be modified or waived by any oral agreement or shall be deemed to have been modified or waived by any act or failure to act or shall otherwise be affected or changed, except as and to the extent expressly set forth in a writing signed by the party to be bound thereby.

SECTION 13.5      HEADINGS.

                  The paragraph headings herein are inserted solely for convenience of reference and shall not be used to construe, interpret, define, or limit the provisions hereof.

SECTION 13.6      GOVERNING LAW; CONSENT TO JURISDICTION.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee. Each of UASC, UCS and the Physician hereby (a) irrevocably consents to the exclusive jurisdiction of the courts of the County of Davidson in the State of Tennessee or the courts of the United States for the Middle District of Tennessee in respect of any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder, (b) waives any objection which it may have at any time to the laying of venue of any such action or proceeding in any such court, waives any claim that such action or proceeding has been brought in an inconvenient forum, and further waives the right to object that such court does not have jurisdiction over such party, and (c) agrees that process in any such action or proceeding may be served upon it, and shall be sufficiently served upon it, by mail to its address set out on the signature pages hereof; without limiting the right of any person or entity to serve process in any other manner permitted by law.

SECTION 13.7      WAIVER OF RIGHT TO TRIAL BY JURY.

                  Each party hereto hereby waives, absolutely, unconditionally, irrevocably and forever, any right to trial by jury in any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder.

SECTION 13.8      CONTINUING AND IRREVOCABLE AGREEMENT; ACCEPTANCE.

                  This Agreement is a continuing and irrevocable agreement enforceable against each signatory party hereto by Landlord and each other present and future holder of any Lease Obligation or Lease Claim. Notice of acceptance hereof by Landlord or any such holder is hereby waived, and reliance hereon by each of them is hereby unconditionally and conclusively acknowledged.

SECTION 13.9      COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by the parties on one or more counterparts, all of which taken together shall constitute a single agreement. Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually signed counterpart.

SECTION 13.10     NOTICES.

                  All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been given when actually delivered, if personally delivered, or when mailed, if mailed by registered or certified mail, return receipt requested, to the following addresses or to such other address as either party may subsequently designate in writing:

                  13.10.1  If to Physician:

                           RICHARD H. KISBER, M.D.
                           c\o Rusty DeGeorge, Administrator
                           Suite 220
                           1325 Wolf Park Drive
                           Germantown, Tn. 38138
                           Phone: 901-384-8840
                           Fax: 901-384-6422
                           Email: rustydegeorge@aol.com

                  13.10.2  With a copy given in the manner prescribed above, to:

                           Frank S. Carney, Esq.
                           Stokes, Bartholomew, Evans and Petree
                           81 Monroe Avenue, Suite 600
                           Memphis, Tn. 38103-2402
                           (901) 525-6781 (phone)
                           (901) 521-6544 (fax)
                           fcarney@stokesbartholomew.com

                  13.10.3  If to Landlord:

                           Brierbrook Partners, LLC
                           c/o Med Properties Asset Group, L.L.C.
                           Attn: O.B. McCoin
                           Suite 250
                           7101 Executive Centre Drive
                           Brentwood, Tn. 37027
                           (615) 376-9995 (phone)
                           (615) 371-0246 (fax)
                           mccoino@hadc.com (email)

                  13.10.4  With a copy given in the manner prescribed above, to:

                           Daniel R. Loftus
                           Suite 1500
                           2525 West End Avenue
                           Nashville, Tn. 37203-1423
                           615-244-0020 (phone)
                           615-256-1726 (fax)
                           dloftus@wyattfirm.com (email)

                  13.10.5  If to UCS:

                           UROLOGY CENTER OF THE SOUTH, P.C.
                           c\o Rusty DeGeorge, Administrator
                           Suite 220
                           1325 Wolf Park Drive
                           Germantown, Tn. 38138
                           Phone: 901-384-8840
                           Fax: 901-384-6422
                           Email: rustydegeorge@aol.

                  13.10.6  With a copy given in the manner prescribed above, to:

                           Frank S. Carney, Esq.
                           Stokes, Bartholomew, Evans and Petree
                           81 Monroe Avenue, Suite 600
                           Memphis, Tn. 38103-2402
                           (901) 525-6781 (phone)
                           (901) 521-6544 (fax)
                           fcarney@stokesbartholomew.com

                  13.10.7  If to UASC:

                           Urology Ambulatory Surgery Center, L.L.C.
                           ____________________ (c/o)
                           _____________________(Suite)
                           ______________________(Street)
                           ______________________ (City, State, zip)
                           ______________________ (phone)
                           ________________________ (fax)
                           ________________________(email)

                  13.10.8  With a copy given in the manner prescribed above, to:

                           Frank S. Carney, Esq.
                           Stokes, Bartholomew, Evans and Petree
                           81 Monroe Avenue, Suite 600
                           Memphis, Tn. 38103-2402
                           (901) 525-6781 (phone)
                           (901) 521-6544 (fax)
                           fcarney@stokesbartholomew.com


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above stated.



PHYSICIAN

RICHARD H. KISBER, M.D.

/s/ Richard H. Kisber
-------------------------------------------


LANDLORD:

BRIERBROOK PARTNERS, LLC

a Tennessee limited liability company

BY: MED PROPERTIES ASSET GROUP, L.L.C.,

an Indiana limited liability company

Its Managing Member

BY: /s/ O.B. McCoin
   ----------------------------------------

TITLE:  Chief Manager
   ----------------------------------------


UCS:

UROLOGY CENTER OF THE SOUTH, P.C.

a Tennessee professional corporation

BY: /s/ Richard Pearson
   ----------------------------------------

TITLE: President
   ----------------------------------------


UASC

UROLOGY AMBULATORY SURGERY CENTER, L.L.C.

a Tennessee limited liability company


BY: /s/ Richard Pearson
   ----------------------------------------

    Chief Manager
-------------------------------------------


Its Managing Member


BY:
   ----------------------------------------

TITLE:
   ----------------------------------------

STATE OF TENNESSEE

COUNTY OF DAVIDSON

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that O.B. McCoin, whose name as Chief Manager of Med Properties Asset Group, L.L.C., an Indiana limited liability company, in its capacity as Managing Member of Brierbrook Partners, LLC, a Tennessee limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such Chief Manager and with full authority, executed the same voluntarily for and as the act of said limited liability company, in its capacity as Managing Member as aforesaid.



         Given under my hand and official seal, this the 20th day of June, 2001.



                                /S/ SUSANNE C. PUGH                  (SEAL)
                                -------------------------------------
                                Notary Public

                                My Commission Expires: JULY 27, 2002
                                                      ---------------

STATE OF TENNESSEE

COUNTY OF SHELBY



         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard M. Pearson, whose name as President of Urology Center of the South, P.C., a Tennessee professional corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such President and with full authority, executed the same voluntarily for and as the act of said professional corporation, in his/her capacity as President as aforesaid.

         Given under my hand and official seal, this the 26th day of June, 2001.


                                       /s/ MARY LOUISE GRUBBS        (SEAL)
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires: FEB. 26, 2003
                                                             --------------

                                               [NOTARY SEAL]

STATE OF TENNESSEE

COUNTY OF SHELBY



         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard M. Pearson, whose name as Chief Manager of Urology Ambulatory Surgery Center, L.L.C., a Tennessee limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such Chief Manager and with full authority, executed the same voluntarily for and as the act of said limited liability company, in his/her capacity as Chief Manager as aforesaid.


         Given under my hand and official seal, this the 26th day of June, 2001.




                                       /s/ MARY LOUISE GRUBBS        (SEAL)
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires: FEB. 26, 2003
                                                             --------------

                                               [NOTARY SEAL]

STATE OF TENNESSEE

COUNTY OF SHELBY


         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard H. Kisber, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she executed the same voluntarily on the day the same bears date.


         Given under my hand and official seal, this the 26th day of June, 2001.



                                       /s/ MARY LOUISE GRUBBS        (SEAL)
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires: FEB. 26, 2003
                                                             --------------

                                               [NOTARY SEAL]